UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement
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☑ Definitive Information Statement

Green Meadow Products, Inc.
(Name of Registrant as Specified In Its Charter)

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SCHEDULE 14C INFORMATION
 Information Statement Pursuant to Regulation 14C
of the Securities Exchange Act of 1934 as amended

GREEN MEADOW PRODUCTS, INC.
2173 Salk Avenue, Suite 250,Carlsbad, CA 92008
(760) 456-5777

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Stockholders”) of shares of common stock, (the “Common Stock”), of Green Meadow Products, Inc. (the “Company”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. We are sending you this Information Statement to notify you that on or about June 9, 2017, the Stockholders holding a majority voting rights of our Common Stock (the “Majority Stockholders”) approved by written consent in lieu of a meeting of Stockholders, the following actions (collectively the “Corporate Actions”): (a) that the Corporation shall amend its Certificate of Incorporation to (i) change the name of the Corporation to Optec International, Inc. (the “Name Change”), by filing with the documents with the Secretary of State of Wyoming in the form attached hereto as Exhibit A (the “Amendment”).

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Wyoming corporate law or the Company’s Certificate of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions will not be effective until at least 20-calendar days or August 27, 2017, after the mailing of the Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

Stockholders of record at the close of business on August 27, 2017 (the “Record”) are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of Common Stock have consented in writing to the actions to be taken. Accordingly, your approval is not required and is not being sought. Moreover, you will not have dissenters' rights.

Attached hereto for your review is an Information Statement relating to the above described action.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By order of the Board of Directors of

Green Meadow Products, Inc.

Date: August 27, 2017	/s/ Peter Sollenne
Peter Sollenne CEO and CFO

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

August 27, 2017

GENERAL INFORMATION

This Information Statement was first mailed on or about August 3, 2017, to stockholders of the Company by the Board of Directors of the Company (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the holders of the majority of the voting rights of our Common Stock.
 This Information Statement has been filed with the U. S. Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock (the “Common Stock”), par value $0.001 per share, of Green Meadow Products, Inc., a Wyoming corporation (the “Company”), to notify such Stockholders of the following:

On or about June 9, 2017, the Company received written consents in lieu of a meeting of Stockholders from one stockholder, who owns 49,700,000 voting shares representing approximately 94% of the 52,944,500  shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) authorizing the Company’s Board of Directors to change the corporate name of the Company to Optec International, Inc.

On June 9, 2017, the Board of Directors of the Company approved the above-mentioned actions. The Majority Stockholders approved the action by written consent in lieu of a meeting on June 9, 2017, in accordance with the Wyoming Corporate law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S ACTIONS HEREIN.

CORPORATE ACTION #1
CORPORATE NAME CHANGE TO:
OPTEC INTERNATIONAL, INC.

ACTIONS TO BE TAKEN

Our Board of Directors and majority shareholders approved a corporate name change to “Optec International, Inc.” from “Green Meadow Products, Inc..” Management believes that changing our name to Optec International, Inc. will give the Company an improved identity.

Once we complete the name change, we will need to apply for a new CUSIP number and a new symbol with OTC Markets. We will report our new CUSIP number and new trading symbol in a Current Report on Form 8-K once it is established.

The Company's Certificate of Amendment to the Articles of Incorporation has been filed with the Wyoming Secretary of State so that Article 1 of the Certificate of Incorporation shall be as follows:

Wyoming

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Ed Murray, WY Secretary of State
FILED: 07/05/2017 02:31 PM
Original ID: 2012-000624601
Amendment ID: 2017-002100743

Profit Corporation
Articles of Amendment

1. Corporation name:

GREEN MEADOW PRODUCTS, INC.

2. Article number(s) ARTICLE 1 is amended as follows:

THE NAME OF THE CORPORATION, GREEN MEADOW PRODUCTS, INC. WILL HEREBY BE CHANGED TO THE NAME OF :
OPTEC INTERNATIONAL, INC.
TO BE EFFECTIVE ON JUNE 23, 2017

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 06/23/2017
(Date – mm/dd/yyyy)

Received
JUL – 3 2017
Secretary of State
Wyoming

P-Amendment – Revised October 2015

REGARDING THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on August 27, 2017, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 20 calendar days after the mailing of the Information Statement.

This Information Statement was mailed on or about August 3, 2017 to all Stockholders of record as of the Record Date.

OUTSTANDING VOTING SECURITIES

The Company is currently authorized to issue up to Seventy Five Million (75,000,000) shares of Common Stock. As of the record date of August 27, 2017, we had 52,944,500 shares of Common Stock issued and outstanding.
 On or about June 9, 2017, the Company received written consents in lieu of a meeting of Stockholders from one stockholder who owns 49,700,000 voting shares representing approximately 94% of the 52,944,500 shares of the total issued and outstanding shares of voting stock of the Company.

The Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

On June 9, 2017, the Board of Directors approved the corporate name change to Optec International, Inc..

Wyoming Statute 17-16-205, provides in substance that unless the Company’s Articles of Incorporation provides otherwise, stockholders holding a majority of the voting power of the affected class or series may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

The Company currently has 75,000,000 shares of common stock authorized, of which 52,944,500 shares were issued and outstanding as of the Record Date. Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights. In the event of liquidation, dissolution or winding down of the Company, the holders of shares of common stock are entitled to share, pro rata, in all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the Record Date, by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Name and Address of Beneficial Owner	Amount of Shares of Common Stock Beneficially Owned	Percent of Class (1)
Stan Windhorn	49,700,000	94%
All Officers and Directors as a Group (1 Person)	49,700,000	94%

(1)	As of the Record Date the Company has 52,944,500 shares of Common Stock outstanding.
(2)	Stan Windhorn is the Secretary of the Company. The address for Stan Windhorn is that of the Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the "SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on September 28, 2016;
(2)	Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 5, 2017; and
(3)	Current Report on Form 8-K filed with the SEC on May 24, 2017.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Company will promptly deliver a separate copy of this document to you if you call or write to it at the following address or phone number: 2173 Salk Avenue, Suite 250, Carlsbad, CA 92008 Telephone: (760) 456-5777. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

 By Order of the Board of Directors

Date: August 27, 2017	/s/ Peter Sollenne
Peter Sollenne

APPENDIX

Appendix A – Certificate of Amendment to Articles of Incorporation..

STATE OF WYOMING
Office of the Secretary of State

I, ED MURRAY, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **OPTEC INTERNATIONAL, INC.**
Old Name: **Green Meadow Products, Inc.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **5th** day of **July**, **2017**

Secretary of State

By: Bailey Johnson

Filed Date: 07/05/2017

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Ed Murray, WY Secretary of State
FILED: 07/05/2017 02:31 PM
Original ID: 2012-000624601
Amendment ID: 2017-002100743

Profit Corporation
Articles of Amendment

1. Corporation name:

GREEN MEADOW PRODUCTS, INC.

2. Article number(s) ARTICLE I is amended as follows:

THE NAME OF THE CORPORATION, GREEN MEADOW PRODUCTS, INC. WILL HEREBY BE CHANGED TO THE NAME OF :
OPTEC INTERNATIONAL, INC.
TO BE EFFECTIVE ON JUNE 23, 2017

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 06/23/2017
(Date – mm/dd/yyyy)

Received
JUL – 3 2017
Secretary of State
Wyoming

P-Amendment – Revised October 2015

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

[X] **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

[ ] **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

[ ] **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature], SEC
(May be executed by Chairman of Board, President or another of its officers.)

Date: 06/23/2017
(mm/dd/yyyy)

Print Name: STAN WINDHORN

Title: SECRETARY

Contact Person: STAN WINDHORN

Daytime Phone Number: 760-456-4529

Email: Stan@greenmeadowproducts.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- [✓] ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- [✓] Please submit one **originally signed** document.
- [ ] **Typical processing time is 3-5 business days** following the date of receipt in our office.
- [ ] Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

P-Amendment – Revised October 2015